EXHIBIT 32.2
                              BODISEN BIOTECH, INC.
          CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
           PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



In connection with the Annual Report of Bodisen Biotech, Inc. (the Company) on Form 10-KSB for the period ended December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Dingxiang Yang, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

  (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to Bodisen Biotech, Inc. and will be retained by Bodisen Biotech, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

Date:  March 30, 2004


 /s/ Dingxiang Yang
------------------
Dingxiang Yang
Chief Financial Officer